UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Murphy Oil Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
MURPHY OIL CORPORATION
2023 Annual Meeting
Vote by May 9, 2023 11:59 PM ET. For shares held in a
Plan, vote by May 8, 2023 11:59 PM ET.
MURPHY
OIL CORPORATION
9805 KATY FREEWAY, SUITE G-200
HOUSTON, TEXAS 77024
V03992-P82698-Z83862
You invested in MURPHY OIL CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 10, 2023.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
PV
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
May 10, 2023
10:00 AM CDT
Virtually at:
www.virtualshareholdermeeting.com/MUR2023
*Please check the meeting materials for any special requirements for meeting attendance.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
Board Recommends
1. Election of Directors
Nominees:
1a. C.P. Deming For
1b. L.R. Dickerson For
1c. M.A. Earley For
1d. R.W. Jenkins For
1e. E.W. Keller For
1f. J.V. Kelley For
1g. R.M. Murphy For
1h. J.W. Nolan For
1i. R.N. Ryan, Jr. For
1j. L.A. Sugg For
2. Advisory vote on executive compensation. For
3. Advisory vote on the frequency of an advisory vote on executive compensation. Year
4. Approval of the appointment of KPMG LLP as independent registered public accounting firm for 2023. For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
V03993-P82698-Z83862